                                CONTROL AGREEMENT
                              (Cash as Collateral)

     This Control  Agreement  (the  "Agreement")  is dated as of  ______________
2008, by and among AgCountry Farm Credit Services,  FCA ("Secured Party"), NEDAK
Ethanol, LLC ("Pledgor"), and Jerome Fagerland ("Custodian").

     WHEREAS, Custodian and Pledgor have entered into that certain Master Credit
Agreement  dated as of February 14, 2007 (the "Master Credit  Agreement"),  that certain First  Supplement to Master  Credit  Agreement  dated as of February 14,
2007 (the "First  Supplement"),  and that certain  Second  Supplement  to Master
Credit   Agreement   dated  as  of  February  14,  2007  ("Second   Supplement")
(collectively,   the  Master  Credit  Agreement,  First  Supplement  and  Second
Supplement, as amended, replaced,  restated, modified, or supplemented from time to time, are referred to as the "Master Agreement") pursuant to which Lender has extended  certain  credit  facilities to Borrower under the terms and conditions set forth in the Master Agreement;

     WHEREAS,  Secured Party and Pledgor will enter into a Third  Supplement and
Forbearance  to the Master Credit  Agreement (as amended from time to time,  the
"Third Supplement");

     WHEREAS, as a condition to entering into the Third Supplement,  the Parties have agreed to enter into this Agreement;

     WHEREAS, pursuant to a custodian contract between Custodian and Pledgor (as amended,  the  "Custodian  Agreement"),  Custodian  shall act as  custodian  for
Pledgor's assets and, as such Custodian,  has established a custodial account in the name of Pledgor,  in which the  Collateral  (together  with other  assets of
Pledgor) will be held;

     WHEREAS,  Pledgor  agrees  to pledge  U.S.  Cash  ("Collateral")  to secure
Pledgor's   obligations  under  the  Master   Agreement,   including  the  Third
Supplement; and

     WHEREAS,  Secured  Party,  Pledgor and  Custodian  are  entering  into this
Agreement to provide for the control of the  Collateral,  but Secured Party will not immediately  establish the Collateral  Account or formalize this contractual relationship  until the  Secured  Party  directs  Custodian  to do so by written correspondence  from Secured Party to Custodian  enclosing  Custodian  Agreement which Custodian shall immediately execute and implement.

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, it is agreed as follows:

1.  Collateral  Account.  The Custodian  shall hold such Collateral as financial assets under Article 8 of the Uniform  Commercial Code (the "UCC"), as in effect from  time to time in an  account  assigned  by US  Bank.  The  Custodian  shall identify  and  segregate  in a separate  deposit  account (as defined in Section
9-102 of the UCC) any cash  Collateral and hold it under the name "NEDAK Ethanol for the benefit of AgCountry" (the "Collateral  Account").  The Custodian agrees not to change  the name on the  Collateral  Account  without  the prior  written consent  of Secured  Party.  The  Custodian  shall  have no  responsibility  for determining  the  adequacy of any

Collateral required hereunder or under the Master Agreement,  nor will it assume responsibility for any calculations related to any Collateral requirements under the Master Agreement.

2. Account Control.

     2.1 Security  Interest.  This  Agreement  is intended by Secured  Party and
Pledgor to grant  "control"  of the  Collateral  Account  to  Secured  Party for
purposes of perfection of Secured Party's  security  interest in such Collateral pursuant  to  Article  8 and  Article  9 of the UCC,  and the  Custodian  hereby acknowledges  that it has been advised of Pledgor's  grant to Secured Party of a security interest in the Collateral Account.  Notwithstanding the foregoing, the
Custodian  makes no  representation  or warranty with respect to the creation or enforceability of any security interest in the Collateral Account.

     2.2 Joint  Control  by  Secured  Party and  Pledgor.  Unless  and until the
Custodian  receives  written  notice from Secured Party  pursuant to Section 2.3 below  instructing  the Custodian  that Secured Party is exercising its right to exclusive control over the Collateral Account,  which notice is substantially in the form attached hereto as Exhibit A (a "Notice of Exclusive  Control"),  or if
all  previous  Notices of  Exclusive  Control  have been revoked or rescinded in writing by Secured Party:  (i) the Custodian  shall take actions with respect to the Collateral in the Collateral  Account upon the joint instructions of Secured
Party and  Pledgor,  and (ii) the  Custodian  shall  have no  responsibility  or liability to Secured Party or Pledgor for actions taken in accordance  with such joint instructions.

     2.3 Control by Secured Party.

          (i) Upon receipt by the  Custodian  of a Notice of Exclusive  Control,
     the Custodian  shall  thereafter  follow only the  instructions  of Secured
     Party with  respect to the  Collateral  Account  and shall  comply with any entitlement order or instructions (within the meaning of Sections 8-102 and
     9-106 of the UCC) received from Secured Party,  without  further consent of
     Pledgor or any other person, and Custodian will not comply with entitlement orders or  instructions  concerning  the  Collateral  originated by Pledgor without the prior written consent of Secured Party.

          (ii)  Secured  Party  represents  and warrants to Pledgor that Secured
     Party will only issue to the  Custodian  a Notice of  Exclusive  Control if
     Secured  Party has  determined  in good  faith  that an event or default or other  authorized  event has  occurred  under the  Master  Agreement  which entitles  Secured  Party to  exercise  its  rights as a secured  party with respect to the  Collateral  in the  Collateral  Account and  Secured  Party
     determines in its sole discretion that exclusive control is necessary.

          (iii) The  Custodian  shall have no  responsibility  or  liability  to
     Pledgor for complying with a Notice of Exclusive  Control or complying with entitlement  orders  originated by Secured Party  concerning the Collateral
     Account.  The  Custodian  shall  have no duty to  investigate  or make  any determination  to verify the existence of an event of default or compliance by either  Secured  Party or  Pledgor  with  applicable  law or the  Master
     Agreement,  and the Custodian  shall be fully protected in complying with a
     Notice

     of Exclusive  Control  whether or not Pledgor may allege that no such event of default or other like event exists.

          (iv) As between Secured Party and the Custodian,  notwithstanding  any provision  contained  herein or in any other  document or instrument to the contrary, the Custodian shall not be liable for any action taken or omitted to be taken at the  instruction  of Secured  Party,  or any action taken or omitted to be taken under or in connection with this Agreement,  except for the Custodian's own gross negligence or willful  misconduct in carrying out such instructions.

3.  Distributions.  The Custodian  shall,  without  further action by Pledgor or
Secured Party, credit to Pledgor's custodial account all interest, dividends and other income received by the Custodian on the  Collateral,  unless the Custodian has  received a Notice of  Exclusive  Control and until such Notice of Exclusive
Control has been revoked or rescinded in writing by Secured Party.

4. Final Returns; Release of Security Interest.

     4.1  Returns.  If there  are no  transactions  or  obligations  of  Pledgor outstanding  under the Master  Agreement,  Pledgor may request  Secured Party to instruct  Custodian to release all Collateral  held in the  Collateral  Account.
Custodian  will  effect such  release as soon as  reasonably  practicable  after receiving instructions from Secured Party and Pledgor.

     4.2  Release  of  Security  Interest.  Secured  Party  agrees to notify the
Custodian  promptly in writing when all  obligations of Pledgor to Secured Party under  the  Master  Agreement  have  been  fully  paid  and  satisfied  (and any commitment of Secured Party to advance further amounts or credit  thereunder has been terminated) or Secured Party otherwise no longer claims any interest in the
Collateral in the  Collateral  Account,  whichever is sooner;  at which time the
Custodian shall have no further  liabilities or  responsibilities  hereunder and the Custodian's obligations under this Agreement shall terminate.

5. Duties and Services of Custodian.

          (i) The Custodian  agrees that,  with respect to the Collateral in the
     Deposit  Account,  it is acting as a "bank" as such term is used in Section
     102(a)(29) of the UCC.

          (ii) The Custodian shall have no duties, obligations, responsibilities or liabilities with respect to the Collateral  Account except as and to the extent  expressly set forth in this Agreement and the Custodian  Agreement, and no implied duties of any kind shall be read into this Agreement against the Custodian including, without limitation, the duty to preserve, exercise or  enforce  rights  in the  Collateral  and the  Collateral  Account.  The
     Custodian  shall not be liable or responsible  for anything done or omitted to be  done  solely  by it in  good  faith  and in  the  absence  of  gross negligence  and may rely and shall be  protected in acting upon any notice, instruction  or other  communication  which it  reasonably  believes  to be genuine and authorized.

          (iii) As between  Pledgor and the Custodian,  except for the rights of control in favor of Secured Party agreed to herein, nothing herein shall be deemed to modify,  limit,

     restrict,  amend or supercede  the terms of the  Custodian  Agreement,  and
     Custodian shall be and remain  entitled to all of the rights,  indemnities, powers, and protections in its favor under the Custodian  Agreement,  which shall  apply fully to the  Custodian's  actions  and  omissions  hereunder.
     Instructions under this Agreement from Pledgor's authorized  representative given in accordance  with the terms of the Custodian  Agreement  shall also constitute Proper Instructions under the Custodian Agreement.

          (iv)  Secured  Party  agrees to  provide  to  Custodian,  on Exhibit B attached  hereto,  the names and  signatures of authorized  parties who may give instructions or entitlement orders concerning the Collateral Account.

          (v) Custodian agrees to provide to Secured Party daily statements, via facsimile or electronic  mail, of the  Collateral  pledged by Secured Party held in the account.

6. Force Majeure. The Custodian shall not be liable for delays, errors or losses occurring  by reason of  circumstances  beyond its control,  including,  without limitation, acts of God, market disorder, terrorism,  insurrection,  war, riots, failure of transportation or equipment, or failure of vendors,  communication or power  supply.  In no event  shall the  Custodian  be liable to any  person  for consequential or special damages,  even if the Custodian has been advised of the possibility or likelihood of such damages.

7. Compliance with Legal Process and Judicial  Orders.  The Custodian shall have no  responsibility  or  liability  to  Secured  Party or Pledgor or to any other person or entity for acting in accordance with any judicial or arbitral process, order,  writ,  judgment,  decree  or claim of lien  relating  to the  Collateral
Account subject to this Agreement  notwithstanding that such order or process is subsequently  modified,  vacated or  otherwise  determined  to have been without legal force or effect.

8. Custodian Representations.  The Custodian agrees and confirms, as of the date hereof,  and at all times until the termination of this  Agreement,  that it has not entered into,  and until the  termination  of this  Agreement will not enter into, any agreement  (other than the Custodian  Agreement) with any other person or entity  relating to the Collateral or the  Collateral  Account under which it has agreed to comply with entitlement orders (as defined in Section 8-102 of the
UCC) of such other person or entity.

9. Access To Reports. Upon any pledge, release, or substitution of Collateral in the Collateral Account, Custodian shall notify Secured Party within one business day of such change.  The  Custodian  will  provide to Secured  Party a copy of a statement of the Collateral  Account within five (5) business days of the end of the calendar month; provided,  however that the Custodian's failure to forward a copy of such  statement  to Secured  Party shall not give rise to any  liability hereunder.

10.  Interpleader.  Notwithstanding any provision contained in this Agreement to the  contrary,  in the event of any dispute  concerning  this  Agreement  or the disposition of any of the Collateral or the  Collateral  Account,  the Custodian
shall have the absolute right,  at its election,  to (a) refrain from taking any action  (other than to hold the  Collateral  in  accordance  with the

Custodian  Agreement) until directed by written  instructions  signed by Pledgor and Secured Party or by final order of a court of competent jurisdiction; or (b)
in the event of litigation between Pledgor and Secured Party, deliver all of the
Collateral  in the  Collateral  Account  to the clerk of any court in which such litigation is pending,  or file suit in interpleader  and deliver the Collateral in the  Collateral  Account to the court in which the action is  commenced,  and obtain an order from the court  requiring the parties to interplead and litigate in such court their claims and rights among themselves,  whereupon the Custodian shall thereby be relieved from any further  liability  respecting the Collateral and the Collateral Account.

11. Fees and Expenses of Custodian.

     11.1  Reimbursement  For Costs.  In addition to the terms of the  Custodian
Agreement,  Pledgor  hereby  agrees to pay and  reimburse  the Custodian for any advances,  fees, costs,  expenses  (including,  without  limitation,  reasonable attorney's fees and costs) and disbursements that may be paid or incurred by the
Custodian in  connection  with this  Agreement or the  arrangement  contemplated hereby,  including  any  that  may be  incurred  in  performing  its  duties  or responsibilities pursuant to the terms of this Agreement.

     11.2  Advances.  It is  hereby  expressly  acknowledged  and  agreed by the parties  that the  Custodian  (including  its agents)  shall not be obligated to advance cash or  investments  to, for or on behalf of Pledgor in the  Collateral
Account,  provided,  however,  that  if  the  Custodian  does  advance  cash  or investments  to the  Collateral  Account  for any  purpose  for the  benefit  of
Pledgor,  any  property  at any time held  pursuant  to this  Agreement  and the
Custodian  Agreement  shall be security  therefore  and,  should Pledgor fail to repay the  Custodian  promptly,  the  Custodian  shall be  entitled  to  utilize available  cash and to dispose of  Collateral in the  Collateral  Account to the extent necessary to obtain reimbursement.

12. Notices.  Any notice,  instruction or other instrument  required to be given hereunder,  or requests and demands to or upon the  respective  parties  hereto, shall be in  writing  and may be sent by  hand,  or by  facsimile  transmission, telex,  or  delivery  by  any  recognized  delivery  service,  prepaid  or,  for termination  of this  Agreement  only,  by certified  or  registered  mail,  and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing:

                  If to Secured Party, then:

                  AgCountry Farm Credit Services, FCA
                  Attn:  Val Anderson and Robert Ellerbusch
                  2424 32nd Avenue South
                  PO Box 13570
                  Grand Forks, ND  58208-3570

                  If to Pledgor, then:

                  NEDAK Ethanol, LLC
                  Attn:  Jerome Fagerland
                  87590 Hillcrest Road
                  PO Box 391
                  Atkinson, NE  68713

                  If to Custodian, then:

                  Jerome Fagerland
                  NEDAK Ethanol, LLC
                  87590 Hillcrest Road
                  PO Box 391
                  Atkinson, NE  68713

13. Amendment.  No amendment or modification of this Agreement will be effective unless it is in writing and signed by each of the parties hereto.

14. Termination. This Agreement shall continue in effect until five (5) business days  following  notice by Secured  Party to the  Custodian in writing that this
Agreement is to be  terminated.  Upon the fifth  business day after such notice,
Secured  Party  shall  have no further  right to  originate  entitlement  orders concerning  the  Collateral  Account and Pledgor  shall be entitled to originate entitlement  orders  concerning  the  Collateral  for any  purpose  and  without limitation except as may be provided in the Custodian Agreement.  This Agreement may also be terminated  by the  Custodian,  Secured Party or Pledgor,  and shall terminate in the event of the termination of the Custodian Agreement,  following thirty  (30)  days  prior  written  notice  to the other  parties  hereto.  Upon termination  of this  Agreement by any party,  all  Collateral in the Collateral
Account that has not been released by Secured Party shall be transferred, within
30 days of such termination,  to a successor custodian  designated in writing by
Pledgor and  acceptable  to Secured  Party.  In the event no successor is agreed upon,  the  Custodian  shall  be  entitled  to  petition  a court  of  competent jurisdiction  to  appoint a  successor  custodian  and shall be  indemnified  by
Pledgor for any costs and expenses  (including,  without limitation,  attorneys'
fees) relating thereto.

15. Severability.  In the event any provision of this Agreement is held illegal, void or unenforceable, the remainder of this Agreement shall remain in effect

16.  Governing  Law.  This  Agreement  shall be  governed  by and  construed  in accordance with the laws of North Dakota,  without giving effect to the conflict of law provisions thereof.

17. Headings.  Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

18. Counterparts.  This Agreement may be executed in several counterparts,  each of which  shall be deemed to be an  original,  and all such  counterparts  taken together shall constitute one and the same Agreement.

19.  Recitals are  Contractual.  The recitals are contractual and binding on the
Parties.

     IN WITNESS  WHEREOF,  the parties have caused this Agreement to be executed by their respective  officers or duly authorized  representatives as of the date first above written.

AGCOUNTRY FARM CREDIT SERVICES

By:
   -----------------------------------------
Name:
Title:

NEDAK ETHANOL, LLC

By:/s/ Jerome Fagerland - Pres. & Gen. Mngr.
   --------------------------------------------------
Name: Jerome Fagerland
Title: President & Gen. Mngr.

JEROME FAGERLAND

By: /s/ Jerome Fagerland
    ----------------------------------------
Name: Jerome Fagerland
Title: Custodian

                                    Exhibit A

                           NOTICE OF EXCLUSIVE CONTROL

     We  hereby  instruct  you  pursuant  to the terms of that  certain  Control
Agreement  dated as of  _______________,  2008 (as from time to time amended and supplemented,  the "Control  Agreement") among the undersigned,  _______________
(together  with its  successors  and assigns,  "Pledgor") and you, as Custodian, that you (i) shall not follow any instructions or entitlement  orders of Pledgor with  respect  to the  Collateral  or the  Collateral  Account  held  by you for
Pledgor,  and (ii)  unless  and  until  otherwise  expressly  instructed  by the undersigned, shall exclusively follow the entitlement orders and instructions of the undersigned with respect to the Collateral a the Collateral Account.

                                Very truly yours,

By:                                        By:
   ------------------------------            -----------------------------------
      Authorized Signatory                        Authorized Signatory

                                    Exhibit B

                               AUTHORIZED PERSONS
        with respect to Collateral Control Agreement dated _______________ 2008

_______________  BANK is  directed  to  accept and act upon  instructions received  from any one of the following persons at _______________:

Name              Telephone/Fax Number                                Signature

        Authorized by: ____________________,     as    authorized    agent    of

_________________________________________
Name:
Title: